UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21455

Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

         2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
         2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

CEF

OCTOBER 31, 2012

GGE | ANNUAL REPORT

Guggenheim Enhanced Equity Strategy Fund

WWW.GUGGENHEIMINVESTMENTS.COM/GGE

... YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM ENHANCED EQUITY STRATEGY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/gge, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

October 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the annual fiscal period ended October 31, 2012.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions and before taxes. For the 12-month period ended October 31, 2012, the Fund generated a total return based on market price of 25.22% and a return of 13.99% based on NAV. The S&P 500 Index returned 15.21% for the 12 months ended October 31, 2012. As of October 31, 2012, the Fund’s market price of $17.96 represented a discount of 6.99% to NAV of $19.31.

The Fund paid quarterly dividends of $0.3125 in November 2011 and in February, May and August 2012. The most recent dividend represents an annualized distribution rate of 6.96% based on the Fund’s closing market price of $17.96 as of October 31, 2012. On December 3, 2012, the Fund announced that the Board of Trustees increased the Fund’s quarterly dividend to $0.4850 per share, effective with the February 2013 dividend. The February 2013 dividend will be paid on February 28, 2013 to shareholders of record on February 15, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity market utilizing an enhanced equity option strategy developed by GPIM. In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objectives. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPIM. Leverage is generally maintained between 20% and 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 25 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the 12 months ended October 31, 2012, we encourage you to read the Questions & Answers section of the report, which begins on page 4.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/gge.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Strategy Fund
November 30, 2012

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 3

QUESTIONS & ANSWERS	October 31, 2012

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance during the 12-month period ended October 31, 2012.

Please describe the Fund’s objectives and management strategies.
The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equities. GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.

The Fund utilizes leverage to deliver a portfolio with similar risk exposure as the Standard & Poor’s 500 Index (the “S&P 500”) with the potential benefit of greater income and a focus on capital appreciation.

Currently GPIM seeks to obtain exposure to equity markets by investing primarily in exchange traded funds (“ETFs”). ETFs are selected for broadly based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility.

The Fund has the ability to write call options on indices and/or securities, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used.

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.

The Fund ordinarily focuses its investments in securities of U.S. issuers, but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

While the execution of this strategy is complex, involving sophisticated proprietary financial models, the value proposition to investors is really very straightforward: seeking total return similar to the S&P 500 with similar risk and more income.

What was the economic and market environment over the last 12 months?
Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our current expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially U.S. stocks, which appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis, though this positive outlook is limited to spread (or non-government) sectors.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year; although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

4 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	October 31, 2012

Beginning in mid-November 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP. For the 12-month period ended October 31, 2012, the S&P 500 returned 15.21%.

Most international markets had positive returns, but were not nearly as strong as the U.S. market. The Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) Index returned 4.61%. The MSCI EAFE is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin. The MSCI Emerging Markets Index returned 2.63%.

How did the Fund perform in this environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions and before taxes. For the 12-month period ended October 31, 2012, the Fund generated a total return based on market price of 25.22% and a return of 13.99% based on NAV. As of October 31, 2012, the Fund’s market price of $17.96 represented a discount of 6.99% to NAV of $19.31. As of October 31, 2011, the Fund’s market price of $15.45 represented a discount of 14.59% to NAV of $18.09.

The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

The over-all environment for the period was one of declining volatility and a market that trended significantly higher. The CBOE Volatility Index, better known as the VIX, fell from about 30 in October 2011 to about 15 in mid-October 2012, before rising to 19 at the end of the period. The S&P 500 moved up more than 15% for the period.

We expect to trail the benchmark during such conditions, which are not ideal for a strategy that benefits more from choppy or mean-reverting markets than steadily trending upward markets. In months where the market fell, it did so strongly (for instance, in May 2012 it returned -6.3%), which is difficult to overcome given the Fund’s equity exposure and writing at-the-money or slightly out-of-the-money calls. Nonetheless, the Fund achieved its goal of a return similar to the S&P 500 with less volatility. The standard deviation for the Fund for the period was 13.28%, compared with 15.5% for the S&P 500.

During the first few months of the period, the Fund performed strongly, largely because of premiums received for writing call options during a period of relatively high volatility. As volatility ebbed and the market rallied strongly in early 2012, the Fund faced headwinds, its upside limited by its strategy of writing covered calls. The Fund underperformed for much of the rest of the period, which was characterized by a sustained up move in the third quarter and a 5% gain following the announcement of QE3 in September.

Please discuss the Fund’s distributions.
The Fund paid quarterly dividends of $0.3125 in November 2011 and in February, May and August 2012. The most recent dividend represents an annualized distribution rate of 6.96% based on the Fund’s closing market price of $17.96 as of October 31, 2012. On December 3, 2012, the Fund announced that the Board of Trustees increased the Fund’s quarterly dividend to $0.4850 per share, effective with the February 2013 dividend. The February 2013 dividend will be paid on February 28, 2013 to shareholders of record on February 15, 2013.

When required, the distributions were accompanied by letters detailing the estimated characterization of the distribution for tax purposes. These letters are also posted on the Fund’s website. Additionally, Guggenheim Investments produces an annual tax information guide for its closed-end funds; this guide may be found at www.guggenheiminvestments.com/products/CEF.

What were the major principal factors or investment decisions that affected the Fund’s performance?
The core driver of portfolio performance was the strong move higher in U.S. equity markets. The first half of the period benefited from higher levels of market volatility, with performance aided by the capture of the premium from selling call options. The second half of the period was driven by the move higher in the equity markets, with the drop in volatility reducing premiums gained from the sale of call options.

To further analyze the drivers of portfolio performance the portfolio management team assesses performance by certain key components-security selection, call strike decisions and leverage.

Security selection had a neutral impact on portfolio performance, as the mega-cap rally, which has been the theme of 2012, saw the S&P 500 as the best-performing U.S. broad market measure for the period. Our portfolio tends to be composed of a more broad set of U.S. equity index exposures.

Underlying call exposures were also broadly neutral to performance, with the drop-off in implied volatility and slow realized moves causing call strike decisions to also be uneventful over the year.

Leverage was a positive contributor to performance for the period, which is generally the case during rising markets. The Fund had to withstand several periods of big drops lower, such as in May, which were magnified by the leverage. When implied volatility is low, the impact of leverage in the portfolio becomes more amplified, so a big down move can negatively affect performance.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	October 31, 2012

The use of leverage within the strategy is part of the strategy rule set, with leverage increasing as the opportunity to sell volatility at a premium to fair value causes the strategy to sell closer-to-the-money options, and leverage decreasing as the volatility opportunity is reduced. At all times the portfolio aims to have a similar risk exposure as the S&P 500.

The Fund currently employs financial leverage through the use of a bank line of credit, generally maintaining leverage between 20% and 30% of the Fund’s total assets, consistent with the Fund’s risk profile. As of October 31, 2012, the Fund’s outstanding leverage was approximately 29% of the Fund’s assets. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

Have there been any changes to the Fund’s investment guidelines?
The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which excludes the Adviser [and Sub-Adviser] from registration as a commodity pool operator provided certain requirements are met. In order to permit the Adviser [and Sub-Adviser] to continue to claim this exclusion under the amended rule, beginning on January 1, 2013, the Fund will limit its trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined under CFTC regulations) such that either:

•
the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•
the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Fund and its investment advisers do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

What else should investors know about this Fund and its outlook?
We are pleased that the Fund has delivered to investors returns similar to the S&P 500 with similar risk as the S&P 500. In addition, investors in the Fund have received dividends that represented an annual distribution rate around 7%. For comparison, dividend yield of the S&P 500 was slightly higher than 2% over the period. We recognize that many investors are attracted to the Fund for its distribution rate, and as volatility has decreased, the yield has diminished a bit. But we believe the yield will revive as the VIX reverts to more conventional levels, such as, around 20, which implies a monthly market move of around 3%. By contrast, we’ve been experiencing VIX levels of around 15, and had monthly moves of 6%, a situation which we would not expect to persist.

Index Definitions:
Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market-capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

GGE Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Equity Securities and Related Market Risk. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Other Investment Companies Risk. The Fund may invest in securities of other open-or closed-end investment companies, including ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which

6 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

October 31, 2012

case an investment would subject the Fund to additional risks associated with leverage.

The Fund may invest in “leveraged” and/or “inverse” ETFs which seek returns equal to a specified multiple of the underlying index returns for a given day. These ETFs may be more volatile and subject to greater risk than traditional ETFs. However, the longer-term returns of “leveraged” or “inverse” ETFs may have little correlation to the returns of the underlying index.

Options Risk. There are various risks associated with the Fund’s covered call option strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, GPIM will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of GPIM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

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QUESTIONS & ANSWERS continued	October 31, 2012

Other Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes. The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Financial Leverage Risk” below.

Counterparty Risk. The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Medium and Smaller Company Risk. The general risks associated with the types of securities in which the Fund invests are particularly pronounced for securities issued by companies with medium and smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of medium and smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of financial leverage and the effect of financial leverage on the management of the Fund’s portfolio and the performance of the Fund.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.

Foreign Investment Risk. The Fund’s investments in ADRs and other securities of foreign issuers involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. There may be less publicly available information about a foreign company than a U.S. company. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those standards applicable to U.S. companies. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund will invest in securities that the Sub-Adviser believes are undervalued or mispriced as a result of recent economic events, such as market dislocations, the inability of other investors to evaluate risk and forced selling. If the Sub-Adviser’s perception of the value of a security is incorrect, your investment in the Fund may lose value.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions

8 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

October 31, 2012

and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Recent Market Developments. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on equity markets, which in turn, may adversely affect the Fund. The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further deterioration of the current U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Sub-Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets and/or on the Fund’s portfolio.

Government Intervention in Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Legislation and Regulation Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, has resulted in a significant revision o f the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading, the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect the Fund and/or issuers of securities which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Fund invest may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. Future legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

Please see www.guggenheiminvestments.com/gge for more information about the Fund.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	October 31, 2012

Fund Statistics
Share Price	$17.96
Common Share Net Asset Value	$19.31
Premium/(Discount) to NAV	-6.99%
Net Assets ($000)	$96,454

Total Returns
(Inception 1/27/04)	Market	NAV
One Year	25.22%	13.99%
Three Year - average annual	13.89%	14.41%
Five Year - average annual	-23.90%	-25.86%
Since Inception - average annual	-12.33%	-11.87%

% of Long-Term
Long-Term Holdings	Investments
SPDR S&P 500 ETF Trust	41.9%
SPDR Dow Jones Industrial Average ETF Trust	24.9%
iShares Russell 2000 Index Fund	19.3%
Health Care Select Sector SPDR Fund	5.0%
Technology Select Sector SPDR Fund	5.0%
Industrial Select Sector SPDR Fund	3.4%
SPDR S&P Retail ETF	0.5%
Kodiak Funding, LP	0.0% *
*Less than 0.1%

% of Net
Fund Breakdown	Assets
Long-Term Investments	141.0%
Short-Term Investment	1.1%
Total Investments	142.1%
Liabilities in excess of Other Assets	-0.2%
Total Value of Options Written	-0.4%
Borrowings	-41.5%
Total Net Assets	100.0%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheiminvestments.com/gge. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

10 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	October 31, 2012

Number
of Shares	Description	Value
	Long-Term Investments – 141.0%
	Exchange Traded Funds – 141.0%
170,100	Health Care Select Sector SPDR Fund(a)	$6,804,000
126,300	Industrial Select Sector SPDR Fund(a)	4,608,687
323,000	iShares Russell 2000 Index Fund(a)	26,240,520
259,300	SPDR Dow Jones Industrial Average ETF Trust(a)	33,864,580
403,600	SPDR S&P 500 ETF Trust(a)	56,980,248
11,100	SPDR S&P Retail ETF(a)	691,641
234,200	Technology Select Sector SPDR Fund(a)	6,761,354
	(Cost $139,747,721)	135,951,030

	Limited Partnership – 0.0%*
400,000	Kodiak Funding, LP(b) (c )
	(Cost $3,468,000)	32,748

	Total Long-Term Investments – 141.0%
	(Cost $143,215,721)	135,983,778

	Short-Term Investments – 1.1%
	Money Market – 1.1%
1,067,072	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $1,067,072)	1,067,072

	Total Investments – 142.1%
	(Cost $144,282,793)	137,050,850
	Liabilities in excess of Other Assets – (0.2%)	(248,561)
	Total Value of Options Written – (0.4%) (Premiums received $1,027,367)	(348,572)
	Borrowings – (41.5% of Net Assets or 29.2% of Total Investments)	(40,000,000)

	Net Assets – 100.0%	$96,453,717

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written (d)	Month	Price	Value
1,701	Health Care Select Sector SPDR Fund	November 2012	$41.00	$(25,515)
1,263	Industrial Select Sector SPDR Fund	November 2012	38.00	(8,210)
3,230	iShares Russell 2000 Index Fund	November 2012	84.00	(113,050)
2,593	SPDR Dow Jones Industrial Average ETF Trust	November 2012	135.00	(51,860)
4,036	SPDR S&P 500 ETF Trust	November 2012	146.00	(123,098)
111	SPDR S&P Retail ETF	November 2012	63.00	(8,103)
2,342	Technology Select Sector SPDR Fund	November 2012	30.00	(18,736)

	Total Value of Call Options Written
	(Premiums received $1,027,367)			$(348,572)

*     Represents less than 0.1%
LP – Limited Partnership
S&P – Standard & Poor’s

(a)	All of these securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.
(b)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $32,748 which represents 0.0% of Net Assets.

(c)	Illiquid security.
(d)	Non-income producing security.

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 11

STATEMENT OF ASSETS AND LIABILITIES	October 31, 2012

Assets
Investments in securities, at value (cost $144,282,793)	$137,050,850
Other assets	29,459
Total assets	137,080,309

Liabilities
Borrowings	40,000,000
Options written, at value (premiums received of $1,027,367)	348,572
Advisory fee payable	92,869
Interest due on borrowings	36,116
Administrative fee payable	2,694
Accrued expenses	146,341
Total liabilities	40,626,592

Net Assets	$96,453,717

Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	763,369,333
Accumulated net unrealized depreciation on investments and options	(6,553,148)
Accumulated net realized loss on investments, currency transactions and options	(660,659,058)
Accumulated undistributed net investment income	246,650
Net Assets	$96,453,717
Net Asset Value (based on 4,993,991 common shares outstanding)	$19.31

See notes to financial statements.
12 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended October 31, 2012	October 31, 2012

Investment Income
Dividends	$1,072,037
Total income		$1,072,037

Expenses
Advisory fee	1,086,615
Professional fees	151,447
Trustees’ fees and expenses	70,087
Printing expenses	62,936
Fund accounting	41,245
Administrative fee	35,155
Custodian fee	30,958
NYSE listing fee	21,228
Insurance expense	20,441
Transfer agent fee	18,866
Miscellaneous	3,376
Interest expense	326,231
Total expenses		1,868,585
Advisory fees waived		(63,919)
Net expenses		1,804,666
Net investment loss		(732,629)

Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain on:
Investments		16,415,337
Options		1,434,433
Change in net unrealized appreciation (depreciation) on:
Investments		(5,535,252)
Options		784,415
Net gain on investments and options		13,098,933
Net Increase in Net Assets Resulting from Operations		$12,366,304

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 13

STATEMENT OF CHANGES IN NET ASSETS	October 31, 2012

	For the	For the
	Year Ended	Year Ended
	October 31, 2012	October 31, 2011
Increase in Net Assets
Resulting from Operations
Net investment income (loss)	$(732,629)	$1,159,662
Net realized gain (loss) on investments and options	17,849,770	(9,853,082)
Net change in unrealized appreciation (depreciation) on investments and options	(4,750,837)	18,073,564
Net increase in net assets resulting from operations	12,366,304	9,380,144

Distributions
From and in excess of net investment income	(6,242,489)	(1,364,106)
Return of capital	—	(2,179,131)
Total distributions to common shareholders	(6,242,489)	(3,543,237)
Total increase in net assets	6,123,815	5,836,907

Net Assets
Beginning of period	90,329,902	84,492,995
End of period (including undistributed net investment income of $246,650 and $246,650, respectively)	$96,453,717	$90,329,902

See notes to financial statements.
14 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended October 31, 2012	October 31, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$12,366,304

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net change in unrealized depreciation on investments	5,535,252
Net change in unrealized appreciation on options	(784,415)
Net realized gain on investments	(16,415,337)
Net realized gain on options	(1,434,433)
Purchase of long-term investments	(842,978,273)
Proceeds from sale of long-term investments	830,844,007
Premiums received on call options written	24,833,271
Cost of written options closed	(20,245,301)
Corporate actions and other payments	91,299
Net purchases of short-term investments	(60,435)
Decrease in dividends receivable	43,077
Decrease in tax reclaims receivable	462
Decrease in other assets	3,805
Increase in advisory fee payable	19,979
Increase in administrative fee payable	687
Decrease in accrued expenses	(89,335)
Increase in interest due on borrowings	33,240
Net Cash Used in Operating and Investing Activities	(8,236,146)

Cash Flows From Financing Activities:
Distributions paid	(6,242,489)
Proceeds from borrowings	28,000,000
Payments made on borrowings	(14,000,000)
Net Cash Provided by Financing Activities	7,757,511
Net decrease in cash	(478,635)

Cash at Beginning of Period	478,635

Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$292,991
Supplemental Disclosure of Non Cash Operating Activity: Options assigned during the year:	$5,439,650

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 15

FINANCIAL HIGHLIGHTS	October 31, 2012

Per share operating performance for a common share outstanding throughout the period *	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011		For the Year Ended October 31, 2010	For the Year Ended October 31, 2009		For the Year Ended October 31, 2008
Net asset value, beginning of period	$18.09	$16.92		$14.86	$19.65		$113.95

Income from investment operations
Net investment income (loss) (a)	(0.15)	0.23		0.49	0.90		6.75
Net realized and unrealized gain (loss) on investments, futures, options and swap transactions	2.62	1.65		2.15	(4.83)		(92.50)

Distributions to Preferred Shareholders
From net investment income and return of capital (common share equivalent basis)	—	—		(0.02)	(0.21)		(2.05)
Total from investment operations	2.47	1.88		2.62	(4.14)		(87.80)

Distributions to Common Shareholders
From and in excess of net investment income	(1.25)	(0.27)		(0.56)	(0.65)		(4.73	)(e)
Return of capital	—	(0.44)		—	—		(1.77	)(e)
Total distributions to Common Shareholders	(1.25)	(0.71)		(0.56)	(0.65)		(6.50)
Net asset value, end of period	$19.31	$18.09		$16.92	$14.86		$19.65
Market value, end of period	$17.96	$15.45		$14.86	$14.25		$14.90

Total investment return (b)
Net asset value	13.99%	11.34%		18.01%	(19.99)%		(81.30)%
Market value	25.22%	8.79%		8.45%	3.50%		(83.31)%

Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$96,454	$90,330		$84,493	$134,883		$178,223
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$—	$—		$—	$30,000		$125,000
Preferred Shares asset coverage per share	$—	$—		$—	$137,402		$60,645

Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	1.55%	1.90%		2.18%	2.66%		1.76%
Interest expense	0.34%	0.33%		0.50%	0.11%		—%
Total net expense	1.89%	2.23%		2.68%	2.77%		1.76%
Fee waiver	0.07%	0.09%		0.11%	0.09%		—%
Total gross expense (c)	1.96%	2.32%		2.79%	2.86%		1.76%
Net investment income, after fee waiver and effect of dividends to preferred shares	-0.77%	1.30%		3.04%	5.38%		6.36%
Portfolio turnover	645%	267	%(f)	26%	172	%(f)	68%
Senior indebtedness
Total borrowings outstanding (in thousands)	$40,000	$26,000		$33,000	$30,000		$—
Asset coverage per $1,000 of indebtedness (d)	$3,411	$4,474		$3,560	$6,496		$—

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.26% for the year ended October 31, 2012, 0.14% for the year ended October 31, 2011, 0.00% for the years ended October 31, 2010 and October 31, 2009, and 0.02% for the year ended October 31, 2008.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.
(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009 financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

See notes to financial statements.
16 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	October 31, 2012

Note 1 – Organization:
Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which follows a proprietary dynamic rules-based methodology developed by Guggenheim Partners Investment Management, LLC. Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent pricing providers who employ models using various observable market inputs. The fair value estimate for the Level 3 security is determined in accordance with the Fund’s valuation procedures described above.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of October 31, 2012.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Exchange Traded Funds	$135,951	$—	$—	$135,951
Limited Partnership	—	—	33	33
Money Market Fund	1,067	—	—	1,067
Total	$137,018	$—	$33	$137,051
Liabilities:
Call options written	$349	$—	$—	$349
Total	$349	$—	$—	$349

There were no transfers between levels during the year ended October 31, 2012.

The valuation process involved for Kodiak Funding, LP (“Kodiak”) is completed on a monthly basis and is designed to subject the Level 3 valuation to an appropriate level of oversight and review. Kodiak is a

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

finite-life partnership with a liquidation deadline of December 2020 which owns a portfolio of Collateralized Debt Obligation (“CDO”) securities and also management contracts for CDO vehicles. Given the absence of an active market in the limited partnership interests in Kodiak, the Fund has adopted a valuation model which values the investment by discounting anticipated distributions for the remaining life of the vehicle. If an active market in the limited partnership interests in Kodiak develops, the value of Kodiak could significantly increase or decrease.

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended October 31, 2012.

Level 3 holdings (value in $000s)	Securities
Beginning Balance at October 31, 2011	$56
Change in Unrealized Gain/(Loss)	(7)
Return of Capital	(16)
Ending Balance at October 31, 2012	$33

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options
The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions
The Fund declares and pays quarterly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the year ended October 31, 2012.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

18 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the year ended October 31, 2012, the Fund recognized expenses of approximately $35,155 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser. The Fund does not compensate its officers who are officers, directors and /or employees of the Adviser.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At October 31, 2012, the following reclassification were made to the capital accounts of the Fund to reflect permanent book/tax differences, which are primarily due to the differences between book and tax treatment of distributions to shareholders. Net assets were not affected by these changes.

	Accumulated Net	Accumulated Undistributed
Additional paid-in capital	Realized Loss	Net Investment Income
$(6,939,430)	$(35,688)	$6,975,118

Information on the components of net assets on a tax basis as of October 31, 2012 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Appreciation On Derivatives and Foreign Currency	Undistributed Ordinary Income/(Accumulated Ordinary Loss)	Undistributed Long-Term Gains/(Accumulated Capital Loss)
$143,223,471	$ –	$(6,172,621)	$(6,172,621)	$678,795	$ –	$(661,471,730)

The differences between book and tax basis unrealized appreciation(depreciation) is attributable to the tax deferral of losses on wash sales, straddle deferrals and partnership book tax deferral.

As of October 31, 2012, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $661,471,730 available to offset possible future capital gains.

As of October 31, 2012, for federal income tax purposes, the Fund anticipates utilizing $12,385,614 of CLCF. Of the CLCF, $212,629,280 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For the years ended October 31, 2012 and 2011, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2012		2011
Ordinary income – common shares	$6,242,489	*	$1,364,106
Return of capital – common shares	—		2,179,131
	$6,242,489		$3,543,237

*	Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

Note 5 – Investments in Securities:
For the year ended October 31, 2012, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $842,978,273 and $830,844,007, respectively.

Note 6 – Derivatives:
The Fund will opportunistically employ an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy which will follow a proprietary dynamic rules-based methodology to seek to utilize efficiencies from the tax characteristics of the Fund’s portfolio.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the year ended October 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	17,389	$3,402,773
Options written during the period	201,593	24,833,271
Options expired during the period	(63,729)	(6,919,541)
Options closed during the period	(94,175)	(14,849,486)
Options assigned during the period	(45,802)	(5,439,650)
Options outstanding, end of period	15,276	1,027,367

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at October 31, 2012:

Statement of Asset and Liability Presentation of Fair Values of Derivatives ($000s):
	Liability Derivatives
	Statement
	of Assets
	and Liabilities
	Location	Fair Value
Equity risk	Options
	written,
	at value	$349
Total		$349

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2012:

Effect of Derivative Instruments on the Statement of Operations (in $000s):
	Amount of	Change in Net Unrealized
	Net Realized Gain/(Loss)	Appreciation/(Depreciation)
	on Derivatives	on Derivatives
	Options	Options	Total
Equity risk	$1,434	$784	$2,218
Total	$1,434	$784	$2,218

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the year ended October 31, 2012 or the year ended October 31, 2011.

Preferred Shares
On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7, each with a net asset and liquidation value of $25,000 per share plus accrued dividends. On September 29, 2008 and October 20, 2008, the Fund announced redemptions of 1,200 shares of each series of Auction Market Preferred Shares, respectively. On November 26, 2008, January 30, 2009 and February 26, 2009, the Fund announced redemptions of 80 shares, 120 shares and 280 shares of each series, respectively. On July 24, 2009, the Fund announced redemptions of 120 shares from each series of M7, W7 and F7 and 520 shares from each of series T28 and TH28, which fully redeemed series T28 and TH28. On January 31, 2010, the Fund announced redemptions of 400 shares from each of series M7, W7 and F7, which fully redeemed all three series. At October 31, 2012, there were no preferred shares outstanding.

Note 8 – Borrowings:
The Fund entered into a $40,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. An unused commitment fee of 0.65% is charged on the difference between the maximum amount committed from the counterparty and the amount borrowed. As of October 31, 2012 there was $40,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility during the year ended October 31, 2012 was $32,346,995 with a related average interest rate of 1.00%. The maximum amount outstanding during the period was $40,000,000.

20 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	October 31, 2012

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On November 1, 2012, the Board of Trustees declared a quarterly dividend of $0.3125 per common share. The dividend was payable on November 30, 2012, to shareholders of record on November 15, 2012.

On December 3, 2012, the Fund announced that the Board of Trustees increased the Fund’s quarterly dividend to $0.4850 per common share, effective with the February 2013 dividend. The February 2013 dividend will be paid on February 28, 2013 to shareholders of record on February 15, 2013.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	October 31, 2012

The Board of Trustees and Shareholders of
Guggenheim Enhanced Equity Strategy Fund

We have audited the accompanying statement of assets and liabilities Guggenheim Enhanced Equity Strategy Fund (the Fund), including the portfolio of investments, as of October 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Strategy Fund at October 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 21, 2012

22 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	October 31, 2012

Federal Income Tax Information
The Fund recognized qualified dividend income of $643,407 during the fiscal year ended October 31, 2012. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $669,929 of investment income qualifies for the dividends-received deduction.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Result of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 26, 2012. Common shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Withheld
Roman Friedrich III	3,366,131	561,006	58,300
Ronald A. Nyberg	3,369,084	560,173	56,180

The other Trustees of the Fund whose terms did not expire in 2012 are Randall C. Barnes, Ronald E. Toupin, Jr., Robert B. Karn III and Donald C. Cacciapaglia.

Trustees
The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	None
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2004	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009 – present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011 – July 2012), Director of Axiom Gold and Silver Corp. (2011- 2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).	50	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000 present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present).

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 23

SUPPLEMENTAL INFORMATION (Unaudited) continued	October 31, 2012

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
228
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana. (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
	-	Messrs. Toupin and Karn, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of the shareholders.
	-	Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.
	-	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of the shareholders.
***	As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and its affiliates.
†	Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Investment Adviser.

Principal Executive Officers
The Principal Executive Officers of the Guggenheim Enhanced Equity Strategy Fund who are not Trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Legal Officer	Since 2010
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and /or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer, Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Joanna M. Catalucci Year of Birth: 1966 Interim Chief Compliance Officer	Since 2012***
Interim Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2008
Director, Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Secretary of certain other funds in the Fund Complex. Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.
***	Effective September 26, 2012.

24 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	October 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 25

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL	October 31, 2012

On May 16, 2012, the Board of Trustees (the “Board”) of Guggenheim Enhanced Equity Strategy Fund (the “Trust”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), on the recommendation of the Contract Review Committee (referred to as the “Committee” and consisting solely of the Independent Trustees) of the Board of the Trust, renewed: (1) the investment advisory agreement (“Investment Advisory Agreement”) between the Trust and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an affiliate of Guggenheim Partners, LLC (“Guggenheim”) and (2) the investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Adviser, the Trust and Guggenheim Partners Asset Management, LLC, n/k/a Guggenheim Partners Investment Management, LLC, an affiliate of Guggenheim (“GPIM” or the “Sub-Adviser”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.” As part of its review process, the Committee was represented by independent legal counsel (“Independent Legal Counsel”). The Board and Committee reviewed materials received from the Adviser, the Sub-Adviser and Independent Legal Counsel. The Board and Committee had previously received, throughout the year, Board meeting information regarding performance and operating results of the Trust.

In preparation for its review, the Committee worked with Independent Legal Counsel to determine the nature of information to be requested, and Independent Legal Counsel, on behalf of the Committee, sent a formal request for information to the Adviser and the Sub-Adviser. The Adviser and the Sub-Adviser provided extensive information in response to the initial request and to subsequent requests for additional information. Among other things, the Adviser and Sub-Adviser provided organizational presentations, staffing reports and biographies of those key personnel of the Adviser and Sub-Adviser providing services to the Trust to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser, information comparing the investment performance, advisory fees and total expenses of the Trust to other funds, information about the profitability of each of the Adviser and the Sub-Adviser in connection with the Advisory Agreements and information about the compliance programs of the Adviser and the Sub-Adviser, including procedures, processes and reporting.

Following an analysis and discussion of the factors identified below, the Board and Committee concluded that it was in the best interests of the Trust that the Board approve the renewal of each of the Advisory Agreements for an additional 12-month term. In reaching this conclusion for the Trust, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser:
With respect to the nature, extent and quality of services currently provided by the Adviser, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser. The Board considered the Adviser’s responsibility to oversee the Sub-Adviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Board took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Sub-Adviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Sub-Advisory Oversight Committee. The Board also considered the secondary market support services provided by the Adviser to the Fund. In addition, the Board noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Board considered the information from, and presentations to the Independent Trustees by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their review of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Fund’s prospective interim CCO, a senior Foreside employee. Additionally, the Independent Trustees considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, Chairman of the Board, Chief Executive Officer and President of GFIA, as an “interested” Trustee for the Fund, and his proposed election by the Board as the Fund’s Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Board also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Board’s evaluation of the overall package of services provided by GFIA, the Board considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Investment Advisory Agreement, the Board

26 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	October 31, 2012

considered its review of financial information concerning each of the Adviser and its parent, Guggenheim, as well as its discussions with the Chief Financial Officer and Chief Accounting Officer of GFIA and Guggenheim, respectively. The Board also took into account the guaranty agreement between the Fund and a Guggenheim affiliate concerning the obligations of the Adviser under the Investment Advisory Agreement and a commitment letter from Guggenheim regarding its financial support of GFIA.

The Board also discussed the acceptability of the terms of the Investment Advisory Agreement (including the relatively broad scope of services required to be performed by GFIA). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, the Board concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity.

Investment Performance: The Board considered the Fund’s investment performance by reviewing the Fund’s total return on a net asset value (“NAV”) and market price basis for the three-month, six-month, one-year, three-year, five-year and since-inception periods ended December 31, 2011. The Board compared the Fund’s performance to the performance of a peer group of closed-end funds provided by the Adviser (“peer group of funds”) for the same time periods. The peer group of funds included other closed-end funds that generally invest a majority of their assets in equity securities with a covered call strategy. The Board noted that the Fund’s investment results were consistent with the Fund’s investment objective of seeking to provide a high level of current income, with a secondary objective of long-term capital appreciation. The Board also considered that the Adviser does not directly manage the investment portfolio but had delegated such duties to the Sub-Adviser. The Board also considered the Fund’s use of leverage and the impact of the leverage on the Fund’s performance for the twelve months ended December 31, 2011. Based on the information provided, the Board concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Board compared the Fund’s advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) and expense ratio to the peer group of funds. The Board also reviewed the mean and median advisory fees and expense ratios of the peer group of funds. The Board noted that while the Fund’s expense ratio was above the median expense ratio of the peer group of funds, none of the other unaffiliated funds within the peer group of funds employ leverage. In addition, the Board observed that the Fund’s net advisory fee (applicable to managed assets) was below the median advisory fee of the peer group of funds and also reflected the Adviser’s agreement to waive five basis points of its advisory fee for so long as an affiliate of the Adviser serves as sub-adviser to the Fund.

With respect to the costs of services provided and profits realized by the Adviser from its relationship with the Fund, the Board reviewed information regarding the revenues the Adviser received under the Investment Advisory Agreement as well as the estimated allocated direct and indirect costs the Adviser incurred in providing services to the Fund, including paying the sub-advisory fee to the Sub-Adviser.

The Board considered other benefits available to the Adviser because of its relationship with the Fund and noted that the administrative services fees received by the Adviser from serving as administrator to the Fund provides it with additional revenue. Based on all of the information provided, the Board determined that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale to be Realized: The Board noted that the advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In its consideration of the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Board considered the Sub-Adviser’s representation that there has not been any material adverse change to its financial condition since the last time its financial information was provided to Board members.

The Board also discussed the acceptability of the terms of the Sub-Advisory Agreement. In addition, the Board considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of seeking to provide a high level of current income and the Fund’s secondary objective of long-term capital appreciation. Based on the foregoing, and based on other

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 27

BOARD CONSIDERATIONS REGARDING INVESTMENT ADVISORY AGREEMENT
AND INVESTMENT SUB-ADVISORY AGREEMENT CONTRACT RE-APPROVAL continued	October 31, 2012

information received (both oral and written) at the April Meeting and at the May Meeting, the Board concluded that the Sub-Adviser was qualified to provide the services under the Sub-Advisory Agreement.

Investment Performance: The Board reviewed the performance of the Fund and the peer group of funds over various periods of time. The Board noted that Fund’s performance on both an NAV and a market price basis exceeded the average return of the peer group of funds for the three-month, six-month, one-year and three-year periods ended December 31, 2011. The Board observed that the Fund also outperformed all covered call [closed-end] funds for the same periods on an NAV and market price basis. In addition, the Board took into account that for the one year ended December 31, 2011, the Fund’s performance on an NAV basis of 6.78% exceeded the 2.11% return of the S&P 500 Index and the 5.72% return of the CBOE BuyWrite Index. Also relevant to the Board’s evaluation was the information from management showing that since GPIM assumed management of the Fund in May 2011, the Fund has returned 24.22% to investors, ranking first in its peer group of funds and returning 10.35% above the average of the peer group of funds, 11.82% above the 12.40% return of the S&P 500 Index and 11.70% above the 12.53% return of the CBOE BuyWrite Index. The Board determined that the Fund’s performance was acceptable.

The Board also evaluated Fund information provided by management concerning the Fund’s price movement, premium/discount data, sector allocation and history, peer group overview and detailed performance analysis.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund:
The Board also reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by GFIA and do not impact the fees paid by the Fund. The Board compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies. The Board noted that the Fund’s sub-advisory fee was consistent with the Sub-Adviser’s standard client pricing for equity investing.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Board considered information provided by management concerning the revenues the Sub-Adviser received under the Sub-Advisory Agreement as well as the estimated expenses incurred by the Sub-Adviser in providing services to the Fund and its pre-tax return on revenue. The Board considered management’s representation that the Sub-Adviser’s operating margins were within the industry range and determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

The Board considered other benefits derived by the Sub-Adviser from its relationship to the Fund and noted the Sub-Adviser’s statement that the Sub-Adviser’s relationship with the Fund has provided new product development opportunities.

Economies of Scale to be Realized: The Board noted that the sub-advisory fee schedule does not contain breakpoints that reduce the fee rate on assets above specified levels. Due to the Fund’s closed-end structure, the Board did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in its deliberations.

Overall Conclusions
Based on the foregoing, the Board determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor was determinative.

28 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT

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FUND INFORMATION	October 31, 2012

Board of Trustees
Randall C. Barnes

Donald C. Cacciapaglia*

Roman Friedrich III

Robert B. Karn III

Ronald A. Nyberg

Ronald E. Toupin, Jr.,
Chairman

* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Investment Adviser.

Officers
Donald C. Cacciapaglia
Chief Executive Officer

Kevin M. Robinson
Chief Legal Officer

John Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Joanna M. Catalucci
Interim Chief
Compliance Officer

Mark E. Mathiasen
Secretary

Investment Adviser and
Administrator
Guggenheim Funds
Investment
Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser
Guggenheim Partners
Investment
Management, LLC
Santa Monica, California

Accounting Agent
and Custodian
The Bank of
New York Mellon
New York, New York
Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, New York Independent Registered Public Accounting Firm Ernst & Young LLP Chicago, Illinois

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at www.guggenheiminvestments.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at www.guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its shares of common stock in the open market or in private transactions.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND ANNUAL REPORT | 31

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(12/12)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-GGE-AR-1012

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)          (1) The registrant's Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Ronald E. Toupin, Jr.  Mr. Toupin is an “independent” Trustee, as defined in Item 3 of Form N-CSR.  Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using generally accepted accounting principles (GAAP) to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,000 and $27,000 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a) of this Item, were $0 and $0 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,250 and $5,000 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

The registrant's principal accountant did not bill fees for any other services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e)              (1) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.                                Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

                  Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

                  Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

   Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.                                Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f)           Not applicable.

(g)              The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $4,250 and $5,000 for the fiscal years ended October 31, 2012, and October 31, 2011, respectively.

 (h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC (the "Sub-Adviser" or “GPIM”).  The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

 (a)(1)  As investment sub-adviser for the registrant, GPIM is responsible for the day-to-day management of the registrant’s portfolio. GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of October 31, 2012:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd	2011	Guggenheim Partners Investment Management, LLC: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff	2011	Guggenheim Partners Investment Management, LLC: Senior Managing Director – 7/10–Present.
Jamal Pesaran	2011	Guggenheim Partners Investment Management, LLC: Vice President, Portfolio Manager– 2008 –Present.
Jayson Flowers	2011	Guggenheim Partners Investment Management, LLC: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of October 31, 2012:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	10	$1,849,940,432	1	$169,803,893
Other pooled investment vehicles	4	2,150,913,696	2	$2,099,792,234
Other accounts	21	$54,257,041,632	0	$0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	9	$1,680,136,539	0	$0
Other pooled investment vehicles	2	$2,099,853,624	2	$2,099,853,624
Other accounts	30	$69,496,052,609	1	$413,434,766

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	2	$395,188,385	1	$169,803,893
Other pooled investment vehicles	7	$56,858,936	1	$5,737,473
Other accounts	3	$334,028,242	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$360,940,219	1	$169,803,893
Other pooled investment vehicles	5	$274,059,847	0
Other accounts	1	$3,345,934	0	$0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$408,261,851	1	$169,803,893
Other pooled investment vehicles	2	$51,121,463	0	$9,229,978
Other accounts	1	$3,345,934	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$100,000 -150,0000
Anne Walsh	$50,000 – 100,000
Farhan Sharaff	$0
Jayson Flowers	$0
Jamal Pesaran	$0

(b)  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)        Not applicable.

(b)           Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Strategy Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           January 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           January 7, 2013

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Treasurer and Chief Financial Officer

Date:           January 7, 2013